Registration No. 333-129337
1940 Act File No. 811-21827
Rule 497(e)

ZIEGLER EXCHANGE TRADED TRUST
________________________________________

Supplement Dated November 24, 2008
To
Prospectus Dated March 1, 2008, as Supplemented on November 4, 2008

The Ziegler Exchange Traded Trust Announces Its Decision to Liquidate

The Ziegler Exchange Traded Trust (the “Trust”) announced today that it would close the NYSE Arca Tech 100 ETF (the “Fund”) to new investment on December 15, 2008. The Fund will then be liquidated. Shareholders of record remaining on December 24, 2008 will receive cash at the net asset value of their shares as of December 24, 2008, which will include income (including capital gains, if any) recognized by a Fund up to this date. The Trust’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders because the Fund has not gathered sufficient assets to continue its business and operations in an economically viable manner.

It is expected that December 15, 2008 will be the last day shares of the Fund are listed and traded on NYSE Arca, and the last day on which creation unit aggregations of Fund shares may be purchased or redeemed. The NYSE Arca will halt trading in the Fund before the open of trading on December 16, 2008. From December 16, 2008 until December 25, 2008, the Fund will be in the process of closing down and liquidating its portfolio. This process will likely result in the Fund not meeting its investment objective of tracking its underlying index during this period. The Fund will begin distributing its assets for payment to shareholders on or about December 26, 2008.

Shareholders may sell their holdings in the Fund on or prior to December 15, 2008, incurring a transaction fee from their broker-dealer. From December 16, 2008 until December 25, 2008, shareholders may not be able to sell their shares, although it is possible that certain broker-dealers will be willing to purchase them. While Fund shareholders remaining on December 24, 2008 will not incur transaction fees in connection with the liquidation payment for their shares, the net asset value of the Fund will reflect the transaction costs incurred by the Fund in liquidating its portfolio. Other costs of closing the Funds will be borne by Ziegler Capital Management, LLC. Shareholders will generally recognize a short-term capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

The foregoing information supplements the Trust’s prospectus dated March 1, 2008. If you would like to receive a copy of the prospectus or would like additional information on the liquidations, call the Trust at 888.798.TECH (8324), or visiting www.nxt100.com.

Please Retain This Supplement For Future Reference